EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     I, James E. Miller, of Miller Diversified Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.,
Section 1350, that:

     (1) the Annual Report on Form 10-KSB/A of the Company for the year ended August 31, 2002 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  October 2, 2003


/s/  James E. Miller
-----------------------
     James E. Miller
Principal Executive Officer and
Principal Financial Officer